Exhibit 99.2

Earnings slides for Q4 and FY11

NASDAQ: SGI

August 18, 2011

Legal Notice (Part 1 of 2) *

Safe Harbor Cautionary Statement (Abridged)
(Unabridged cautionary language immediately follows this presentation.)

This presentation contains forward-looking statements, including statements regarding management's expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. ("SGI"). Statements in the future tense and expressions using "expect," "believe" or similar words are forward-looking statements, which may also include any statements that are not statements of historical fact. Actual outcomes and results may differ materially from any expectations from these types of statements due to a number of risks, including: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions, including SGI's operations in Japan; and uncertainty arising from SGI's increased dependence on business with U.S. Government entities. Additional information about forward-looking statements and related risks and uncertainties is contained in Part 2 of 2 of this Legal Notice, also contained in this presentation.

Non-GAAP Reconciliation
All non-GAAP financial measures contained in this presentation are reconciled to GAAP at the end of this presentation.

*See slide 24 for Part 2 of 2 of this Legal Notice.

Q4 and FY11 Business Highlights

- Business momentum is strong
  - Our products are in demand
  - Record revenue and strong Non-GAAP profitability
  - Maintaining a disciplined approach towards costs
  - Significant channel and international contributions
  - Public sector, manufacturing and Cloud sectors strong
- Market trends support growth
  - Cloud driving global spend
  - Rising demand for data centers and infrastructure technologies
  - Altix® UV market opportunity continues to expand
  - Overall market opportunity for technical computing is growing
- Our Business is Global
  - Geography mix: Domestic (53%), International (47%)
  - Key investments in emerging markets
  - Despite macro-concerns: US Federal and Japan businesses strong

Q4FY11 Customer Highlights

AMERICAS

NASA
NOAA
United States Postal Service
U.S. Army
U.S. Air Force
Los Alamos National Laboratory
3M
Boeing
Lockheed Martin
Raytheon

EMEA

NTNU
ICR The Institute of Cancer Research
Total
AWE
ONERA The French Aerospace Lab
Škoda Auto
BMW

ASIA PAC + JAPAN

Tohoku University
Toyota
RIKEN
ANU The Australian National University
State Grid Corporation of China
ITER
東京大学 The University of Tokyo
TATA

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Historical results and FY12 Guidance

	FY10 Actuals	FY11 Actuals	FY12 Guidance	Year / Year Comments
GAAP REV	$404M	$630M	$740M to $780M	18% to 24% growth
GAAP GM	22.2%	27.0%	28% to 30%	100 to 300 bps growth
GAAP EPS	($2.95)	($0.69)	$0.15 to $0.30	$0.84 to $0.99 improvement
Non-GAAP EPS	($0.82)	$0.57	$0.60 to $0.80	5% to 40% growth

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OpenCFD Ltd.

- About OpenCFD – deal closed on August 8, 2011
  - Develops OpenFOAM – located in Reading (UK)
  - OpenFOAM is amongst the top Computational Fluid Dynamics (CFD) codes in the world – popularity growing
  - CFD is a core application to reduce expensive and time consuming steps from the product life cycle
  - Growing customer base: 100+ direct customers: focus on Manufacturing and Energy
- Strategic Rationale
  - Changes the shape of the CFD market by offering an open CFD platform and a complete solution – hardware and software designed to work together
  - Revolutionizes the CFD marketplace by making CFD open and available to everyone
  - Open source model
    - Proven
    - Disruptive pricing and deployment model
  - Customer set and skill set synergies

Customer and Industry Comments

"… the acquisition of OpenCFD by SGI and the formation of the OpenFOAM Foundation will provide the long-term stability, resources and structure for the continued success of OpenFOAM …"

Rob Lewis, TotalSim - OpenCFD customer

"In terms of cost, OpenFOAM dramatically lowers the barrier of entry to world class CFD software … SGI now has the potential to significantly expand the CFD marketplace, not only to existing users, but to new users. This is truly an exciting development."

John O. Hallquist , Livermore Software Technology Corporation – CFD ISV

"OpenFOAM has built a strong following as an open source CFD solution. SGI aims to give the free, open source version a permanent home where it can flourish, while adding a fee-based version with even fuller features and tighter integration with SGI offerings. This would be a win-win."

Steve Conway, IDC – Industry Analyst

Financial Overview

(Fiscal Year ended 6/24/11)

Q4 Financial Highlights

- Non-GAAP revenue of $189.8M. GAAP revenue of $195.5M.
- Non-GAAP revenue growth of: Q / Q of 40%, Y / Y of 55%
- GAAP revenue growth of: Q / Q of 36%, Y / Y of 92%
- Strong non-GAAP gross margin of 28.4%
- Three consecutive quarters of non-GAAP profitability
- Disciplined approach towards costs
- Generated cash from operations of $21.2M
- Debt Free. Retired $9.6M in debt acquired with Japan acquisition
- Grew cash $9.4M

FY11 Financial Highlights

- Non-GAAP revenue of $641.8M. GAAP revenue of $629.6M.
- Non-GAAP revenue growth of 22%
- GAAP revenue growth of 56%
- Non-GAAP GM 29.2%. GAAP GM of 27.0%.
- Ending cash balance of $143.2M
- Strong balance sheet
- One 10% or greater GAAP customer: Amazon

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Q4 FY11 Non-GAAP Revenue Breakdown

Sales by Business Segment



Services
27%
Products
73%

Sales by Vertical Market



Telecom
3%
Others
11%
Mfg
17%
Cloud
16%
Public Sector
53%

Sales by Geographical Market



Int'l
47%
Domestic
53%

Q4 FY11 Income Statement

Metric	GAAP	Non-GAAP	Non-GAAP Comments
Revenue	$195.5M	$189.8M	• Up from $122.2M in Q4 FY10, increase of 55% Y/Y • Up from $135.8M in Q3 FY11, increase of 40% Q/Q • Public Sector vertical showing strength
Gross Margin	23.5%	28.4%	• Up from 24.0% in Q4 FY10, increase of 440 bps Y/Y • Y/Y increase due to SGI Japan acquisition and new product introductions
OPEX	$59.0M	$50.9M	• Up from $43.0M in Q4 FY10, increase of 18% Y/Y • Up from $40.1M in Q3 FY11, increase of 27% Q/Q • Increase driven by SGI Japan acquisition
Net Income	($12.1M)	$3.9M	• Improved from ($16.7M) in Q4 FY10 • Up from $2.3M in Q3 FY11 • Includes $0.2M FX gain

FY11 Income Statement

Metric	GAAP	Non-GAAP	Non-GAAP Comments
Revenue	$629.6M	$641.8M	• Up from $525.3M in FY10, increase of 22% Y/Y • Strong Public Sector, Manufacturing, and Cloud growth • One GAAP 10% or greater customer: Amazon • Increasing international expansion
Gross Margin	27.0%	29.2%	• Up from 27.3% in FY10, increase of 192 bps Y/Y • Y/Y increase due to SGI Japan acquisition and new product introductions
OPEX	$188.8M	$170.8M	• Up from $165.6M in FY10, increase of 3% Y/Y • Increase driven by SGI Japan acquisition
Net Income	($21.2M)	$18.0M	• Improved from ($24.7M) in FY10 • Includes $2.6M FX gain • 3 consecutive positive quarters

FY11 Balance Sheet

Line Item	Q3 FY11	Q4 FY11	Comment
Cash & Equivalents	$133.8M	$143.2M	• $9.4M increase Q/Q
Debt	$9.6M	$0M	• Retired debt acquired with SGI Japan
A/R	$101.6M	$108.7M	• Only up $7.1M on strong collections and higher revenue
A/P	$44.1M	$71.3M	• Includes $15.8M of payables from SGI Japan
Inventory	$82.7M	$81.0M	• Includes $8.3M from SGI Japan • $3.0M ending balance of SNI
NOL	$425.2M	$465.7M	• Acquired $90M NOLs from SGI Japan acquisition that will have a positive impact on profitability in future periods • NOL balance consists of: - US Federal: $94.6M - US States: $82.0M - International: $289.1M

FY12 Focus Areas

- Execution against plan
- Deliver a banner year with new product introductions
- Expand sales force and partner ecosystem, globally
- Provide integrated solutions, including software

Strong Financial Model

Wide range of opportunities to achieve earnings power

Multiple paths to growth	Gross margin expansion opportunity	Solid operational discipline	Low capex	Low tax rate
• New products • Market share gains • Sales force expansion • Acquisitions	• Product mix shift • Efficiency gains • Higher value offerings • Supply Chain • Software	Focused on intelligently investing in business to with goal of creating strong earnings leverage	We own and manage our manufacturing and supply chain operations, with low cost expansion capacities	NOL of $465.7M to offset taxes on future earnings for several years

Clear path to expanding our earnings and cash generation.

Looking Forward

SGI Timeline

	Rackable systems	Rackable systems, SiliconGraphics, COPAN systems	sgi
History & Milestones	• Rackable founded in 1999 • IPO in 2005	• Rackable acquires Silicon Graphics • Name and Symbol Change: SGI • SGI acquires COPAN Systems	• SGI acquires SGI Japan • Becomes Non-GAAP profitable • Shipped over 500 Altix UV systems since June 2010
Revenue	FY09 GAAP: $247M Non-GAAP: $247M	FY10 GAAP: $404M Non-GAAP: $525M	FY11 GAAP: $630M Non-GAAP: $642M
Gross Margins	FY09 GAAP: 12% Non-GAAP: 17%	FY10 GAAP: 22% Non-GAAP: 27%	FY11 GAAP: 27% Non-GAAP: 29%
Non GAAP EPS	FY09: ($0.19)	FY10: ($0.82)	FY11: $0.57
Markets / TAM	Cloud	Cloud + HPC + Storage = $9B	Technical Computing = $19B
Customers	~600	~6000	6500+
Products	Internet Servers	Internet Servers Data Centers Storage	Servers: Altix® UV, Altix® ICE, Prism™ XL, Storage: ArcFiniti™ Data Centers: ICE Cube® Air

SGI Timeline continued



Total Revenue (GAAP)
Gross Margin %
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
%
$800
$700
$600
$500
$400
$300
$200
$100
$0
In millions
$247
Rackable
11.9%
$404
SGI
22.2%
$630
SGI
27.0%
$740 - $780
SGI
28.0% - 30.0%
Guidance
FY08 (ended 1/3/09) *
FY10 (ended 6/25/10)
FY11 (ended 6/24/11)
FY12 (ending 6/29/12)

* Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009 and filed a 6 month stub year-end on June 26, 2009

Expanding Global Footprint

$247M



Domestic 92%
Int'l 8%

Rackable

FY08

(ended 1/3/09)*

$525M



Domestic 67%
Int'l 33%

SGI

FY10

(ended 6/25/10)

$642M



Domestic 60%
Int'l 40%

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FY11

(ended 6/24/11)

- Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009 and filed a 6 month stub year-end on June 26, 2009
- Non-GAAP Revenue

What We Have Now

- Strong leadership team
- Culture of operational discipline and efficiency
- Well-established core competencies including ability to acquire and integrate companies
- Global business
- Great Company, Great People, Great Solutions
- The opportunity is there and the transformation is well underway: culture, customer success focus, relevant innovation, sales expansion and financial results.

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Looking Forward

- Technical Computing is gaining traction and awareness
- Big Data and Cloud represent Big Opportunities
- SGI is focused on expanding our market definition
- Competitive environment is favorable with high barriers to entry
- SGI is well-positioned with defendable competitive advantages
- Management has established history of execution

Upcoming IR Events

- ThinkEquity Annual Growth Conference: September 13, New York
- Deutsche Bank 2011 Technology Conference: September 15, Las Vegas
- SGI Analyst Day: September 22, New York
- Credit Suisse Small & Mid Cap Conference, September 27, New York

Legal Notice

Part 2 of 2

Safe Harbor Cautionary Statement (Unabridged)

This presentation contains forward-looking statements, including statements regarding management's expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. ("SGI"). Statements containing words such as "will," "expect," "believe," and "intend," and other statements in the future tense, are forward-looking statements. Any statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements. Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and uncertainties, including, but not limited to: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions, including SGI's operations in Japan, which may be negatively affected by earthquakes and other natural disasters, as well as ongoing power supply disruptions following the March 2011 earthquake and tsunami; uncertainty arising from SGI's increased dependence on business with U.S. Government entities; failure of our customers to accept new products; and economic conditions impacting the purchasing decisions of SGI's customers. Detailed information about these and other risks and uncertainties that could affect SGI's business, financial condition and results of operations is set forth in SGI's Annual Report on Form 10-K under the caption "Risks Factors," which was filed with the Securities and Exchange Commission on September 8, 2010, as updated by the subsequent filings with the SEC made by SGI, all of which are available at www.sec.gov. Accordingly, you are cautioned not to place undue reliance on forward-looking statements. This presentation is as of August 18, 2011, and the continued posting or availability of this presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise, except where required by law.

Appendix

GAAP to non-GAAP Reconciliation

Silicon Graphics International Corp.
Q4 FISCAL 2011 FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES(1)
($ in thousands, except per share data)

	Three Months Ended June 24,			Three Months Ended March 25,			Three Months Ended June 25,			Fiscal Year Ended June 24,		
	2011 GAAP	Adj.	2011 Non-GAAP	2011 GAAP	Adj.	2011 Non-GAAP	2010 GAAP	Adj.	2010 Non-GAAP	2011 GAAP	Adj.	2011 Non-GAAP
TOTAL REVENUE	$ 195,486	$ (5,695)	$ 189,791	$ 143,664	$ (7,871)	$ 135,793	$ 101,637	$ 20,568	$ 122,205	$ 629,568	$ 12,213	$ 641,781
Included in the above results:												
ASC 985-605 and ASC 605-25 (2)	5,695	(5,695)	-	7,871	(7,871)	-	(20,569)	20,569	-	(12,213)	12,213	-
COST OF REVENUE	$ 149,502	$ (13,586)	$ 135,916	$ 103,162	$ (7,906)	$ 95,256	$ 82,022	$ 10,867	$ 92,889	$ 459,756	$ (5,216)	$ 454,540
Included in the above results:												
ASC 985-605 (2)	9,455	(9,455)	-	7,259	(7,259)	-	(11,369)	11,369	-	(2,991)	2,991	-
Amortization of intangible assets (3)	459	(459)	-	459	(459)	-	360	(360)	-	1,837	(1,837)	-
Inventory step up (4)	-	-	-	-	-	-	15	(15)	-	2,199	(2,199)	-
Share-based compensation (5)	186	(186)	-	188	(188)	-	126	(126)	-	695	(695)	-
Excess and obsolete (6)	3,486	(3,486)	-	-	-	-	-	-	-	3,486	(3,486)	-
GROSS PROFIT	$ 45,984	$ 7,891	$ 53,875	$ 40,502	$ 35	$ 40,537	$ 19,615	$ 9,701	$ 29,316	$ 169,812	$ 17,429	$ 187,241
GROSS MARGIN %	23.5%		28.4%	28.2%		29.9%	19.3%		24.0%	27.0%		29.2%
OPERATING EXPENSES	$ 59,000	$ (8,121)	$ 50,879	$ 44,349	$ (4,255)	$ 40,094	$ 44,291	$ (1,267)	$ 43,024	$ 188,801	$ (18,015)	$ 170,786
Included in the above results:												
Amortization of intangible assets (3)	2,824	(2,824)	-	939	(939)	-	1,402	(1,402)	-	6,459	(6,459)	-
Share-based compensation (5)	1,764	(1,764)	-	1,307	(1,307)	-	1,011	(1,011)	-	5,213	(5,213)	-
Acquisition related (7)	177	(177)	-	1,094	(1,094)	-	(2,707)	2,707	-	1,271	(1,271)	-
Restructuring (8)	3,356	(3,356)	-	915	(915)	-	1,561	(1,561)	-	5,072	(5,072)	-
INCOME/(LOSS) FROM CONTINUING OPERATIONS	$ (13,016)	$ 16,012	$ 2,996	$ (3,847)	$ 4,290	$ 443	$ (24,676)	$ 10,968	$ (13,708)	$ (18,989)	$ 35,444	$ 16,455
OPERATING MARGIN %	-6.7%		1.6%	-2.7%		0.3%	-24.3%		-11.2%	-3.0%		2.6%
OTHER INCOME/(EXPENSE), NET (9)	$ 62	$ -	$ 62	$ 2,890	$ (341)	$ 2,549	$ (3,505)	$ -	$ (3,505)	$ (1,002)	$ 3,777	$ 2,775
INCOME TAX EFFECTS: PROVISION/(BENEFIT)	$ (856)	$ -	$ (856)	$ 715	$ -	$ 715	$ (511)	$ -	$ (511)	$ 1,242	$ -	$ 1,242
NET INCOME/(LOSS) FROM CONTINUING OPERATIONS	$ (12,098)		$ 3,914	$ (1,672)		$ 2,277	$ (27,670)		$ (16,702)	$ (21,233)		$ 17,988
BASIC NET INCOME/(LOSS) PER SHARE FROM CONTINUING OPERATIONS	$ (0.39)		$ 0.13	$ (0.05)		$ 0.07	$ (0.91)		$ (0.55)	$ (0.69)		$ 0.59
WEIGHTED AVERAGE SHARES USED IN COMPUTING BASIC NET INCOME/(LOSS) PER SHARE	31,029		31,029	30,577		30,577	30,121		30,121	30,608		30,608
DILUTED NET INCOME/(LOSS) PER SHARE FROM CONTINUING OPERATIONS	$ (0.39)		$ 0.12	$ (0.05)		$ 0.07	$ (0.91)		$ (0.55)	$ (0.69)		$ 0.57
WEIGHTED AVERAGE SHARES USED IN COMPUTING DILUTED NET INCOME/(LOSS) PER SHARE	31,029		33,005	30,577		32,074	30,121		30,121	30,608		31,813

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GAAP to non-GAAP Reconciliation

NOTES:

(1) This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(2) Add back (deduction) of revenue and cost of revenue deferred under Software Revenue Recognition rules (ASC 985-605) and fair value allocation rules (ASC 605-25) -- ($5,695), ($7,871), $20,568, and $12,213 for revenue, ($9,455), ($7,259), $11,368, and $2,991 for cost of revenue in the three months ended June 24, 2011, March 25, 2011, June 25, 2010 and fiscal year ended June 24, 2011 respectively.

(3) Amortization expense related to intangible assets acquired as part of the asset purchase of Silicon Graphics, Inc. and the stock purchase of SGI Japan, Ltd. of $459, $459, $360 and $1,837 under cost of revenue, $2,824, $939, $1,402, and $6,459 under operating expenses in the three months ended June 24, 2011, March 25, 2011, June 25, 2010 and fiscal year ended June 24, 2011 respectively. Estimated future annual amortization expense related to intangible assets as of June 24, 2011 is as follows:

Fiscal 2012	6,630
Fiscal 2013	3,114
Fiscal 2014	2,645
Fiscal 2015	300
Fiscal 2016	300
Fiscal 2017	300
	$ 13,289

(4) Cost of revenue increase associated with an inventory step up related to the Silicon Graphics, Inc. asset purchase in the amount of $15 and $2,199 in the three months ended June 25, 2010 and fiscal year ended June 24, 2011 respectively. Under purchase accounting Silicon Graphics International Corp. recognized a $7,183 inventory step up related to the Silicon Graphics, Inc. asset purchase of which no inventory step up remains to flow through cost of revenue in future periods.

(5) Share-based compensation is included in the following GAAP operating expense categories.

	Three Months Ended June 24,2011			Three Months Ended March 25,2011			Three Months Ended June 25,2010			Fiscal Year Ended June 24,2011		
	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP
Cost of Revenue	$ 186	$ (186)	$ -	$ 188	$ (188)	$ -	$ 126	$ (126)	$ -	$ 685	$ (685)	$ -
Research & Development	280	(280)	-	82	(82)	-	213	(213)	-	641	(641)	-
Sales & Marketing	283	(283)	-	262	(262)	-	181	(181)	-	990	(990)	-
General & Administrative	1,201	(1,201)	-	963	(963)	-	617	(617)	-	3,582	(3,582)	-
Total share-based compensation	$ 1,950	$ (1,950)	$ -	$ 1,495	$ (1,495)	$ -	$ 1,137	$ (1,137)	$ -	$ 5,898	$ (5,898)	$ -

(6) Incremental excess and obsolete long-term service inventory charges of $3,486 in the three months ended and fiscal year ended June 24, 2011. Higher than normal charges were driven by technology shifts and new product introductions.

(7) Acquisition related costs relating to the stock purchase of SGI Japan, Ltd. of $177, $1,094 and $1,271 under operating expenses in the three months ended June 24, 2011, March 25, 2011 and fiscal year ended June 24, 2011 respectively. Acquisition related benefit arose from the asset purchase of Silicon Graphics, Inc. of $2,707 under operating expenses in the three months ended June 25, 2010.

(8) Restructuring expenses relating to reduction of workforce and vacated facilities of $3,356, $915, $1,561 and $5,072 in the three months ended June 24, 2011, March 25, 2011, June 25, 2010 and fiscal year ended June 24, 2011 respectively.

(9) Excludes realized gain of $341 related to the sale of the Company's auction rate securities in the three months ended March 25, 2011, such gain being offset in a prior quarter and during the fiscal year ended June 24, 2011 by a realized loss of $1,214 for the other-than-temporary impairment of the same securities. Also excludes for the fiscal year ended June 24, 2011 a loss of $2,904 related to an other-than-temporary impairment of an equity investment.

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